Exhibit 99.1




               Mpower Holding Announces First Quarter 2004 Results


ROCHESTER, NY - May 6, 2004 - Mpower Holding Corporation (OTCBB: MPOW), the parent company of Mpower Communications Corp., a leading provider of broadband Internet access and telephone services to business customers, today announced results of its operations for the first quarter ended March 31, 2004.

"Today we are reporting yet another quarter of strong results. We are extremely pleased with the trends we continue to see in our business and believe Mpower to be in a great position of strength both operationally and financially," said Mpower Holding Chairman and Chief Executive Officer Rolla P. Huff. "We have improved our profitability even as we have been investing in our organic revenue growth initiatives. We are seeing early signs that these initiatives are taking hold, including substantial T1-based product growth over the past few months. We now have more quota-carrying sales people that are in the process of coming up the productivity curve, and as they do, we expect our revenue growth to continue to accelerate."

Mpower's revenue from continuing operations increased to $37.2 million for the first quarter of 2004, a slight improvement over the first quarter of 2003 and the fourth quarter of 2003. Core customer revenue, which includes revenue from the sale of data and voice services, was $32.8 million in the first quarter of 2004, up 2% over the first quarter of 2003 and relatively flat compared to the fourth quarter of 2003.

Adjusted gross margin from continuing operations was a record $20.8 million or 56% of revenue in the first quarter of 2004, growing 42% over the adjusted gross margin of $14.6 million in the first quarter of 2003, and 2% higher than the $20.3 million in adjusted gross margin reported in the fourth quarter of 2003. Adjusted gross margin is calculated as gross margin excluding depreciation and amortization expense. Gross margin including depreciation and amortization was $18.8 million in the first quarter of 2004, $12.7 million in the first quarter of 2003 and $18.2 million in the fourth quarter of 2003.

Selling, general and administrative (SG&A) expenses from continuing operations, excluding depreciation and amortization, were $17.5 million for the first quarter of 2004, improving 17% from the $21.1 million in SG&A expenses reported in the first quarter of 2003, and 6% from the $18.6 million in SG&A expenses for the fourth quarter of 2003.

Mpower grew Adjusted EBITDA in the first quarter of 2004 to a positive $3.2 million, showing a $9.7 million improvement over the first quarter of 2003 and a 100% improvement over the $1.6 million of Adjusted EBITDA in the fourth quarter of 2003.

Mpower's loss from continuing operations was $0.5 million in the first quarter of 2004, a 95% improvement over the $11.0 million loss in the first quarter of 2003 and a 76% improvement over the $2.1 million loss in the fourth quarter of 2003. Mpower's net loss was $0.3 million in the first quarter of 2004 compared to a $15.2 million net loss in the first quarter of 2003 and a $0.1 million net loss in the fourth quarter of 2003.

The company's loss per share before discontinued operations was $0.01 in the first quarter of 2004 and net loss per share for the first quarter of 2004 was close to breakeven.


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Capital expenditures were $1.3 million in the first quarter of 2004. Mpower ended the quarter with $29.3 million in unrestricted cash and saw a working capital increase of 17% from the fourth quarter of 2003. In addition, Mpower has a $7.5 million revolving receivables-based line of credit available, although no borrowings under this line of credit are currently outstanding.

Today Mpower reiterated and updated its revenue and Adjusted EBITDA guidance for the remainder of 2004 and the full-year 2005. "Given our Adjusted EBITDA performance in the first quarter and our current core Adjusted EBITDA run rate, we are raising our full-year Adjusted EBITDA guidance by $4 million. This guidance does not reflect any potential cost increases to our company that might result from proposals presented this week to the California PUC to adjust wholesale rates in California," noted Huff.

Mpower is forecasting fourth quarter 2004 revenue of $40.2 million to $40.9 million. The company's revenue guidance for the full-year 2004 is $152.6 million to $155.6 million, and for full-year 2005 is $174.0 million to $180.5 million. In terms of Adjusted EBITDA, Mpower's second quarter 2004 guidance is $1.5 million to $2.0 million, with full-year 2004 Adjusted EBITDA forecasted in the range of $8.0 million to $10.0 million and full-year 2005 Adjusted EBITDA between $16.0 million and $18.0 million.

Company Presentation
A PowerPoint presentation and business model detailing Mpower's quarterly results and financial projections can be found on the company's Web site at www.mpowercom.com.

Conference Call to Discuss First Quarter 2004 Results
Mpower will host a conference call to discuss its first quarter 2004 financial and operating results.
Date:              Thursday, May 6, 2004
Time:              10:00 a.m. (Eastern time)
Dial-in Number:    1-877-780-2271
Replay Number:     1-877-519-4471, PIN #4718186
                   From May 6 at 1:00 p.m. through May 13 at 5:00 p.m. Eastern

Use of Non-GAAP Financial Information
The SEC has adopted rules (Regulation G) regulating the use of non-GAAP financial measures. Because of Mpower's use of non-GAAP financial measures, Adjusted Gross Margin and Adjusted EBITDA, to supplement the Company's consolidated financial statements presented on a GAAP basis, Regulation G requires the Company to include in this press release a presentation of the most directly comparable GAAP measures, which are Gross Margin, including depreciation and amortization expense, and Net (Loss) Income, and a reconciliation of the measures to GAAP. The Company has presented a reconciliation of these measures for each of the periods presented above. The non-GAAP measure Adjusted EBITDA provides an enhancement to an overall understanding of the Company's past financial performance and prospects for the future as well as useful information to investors because of (i) the historical use by Mpower of Adjusted EBITDA as a performance measurement; (ii) the value of Adjusted EBITDA as a measure of performance before gains, losses or other charges considered to be outside the company's core business operating results; and (iii) the use of the Adjusted EBITDA, or a similar term, by almost all companies in the CLEC sector as a measurement of performance. The Company has excluded from its presentation of Adjusted EBITDA network optimization costs (which are costs resulting principally from the closure of certain of our markets), stock-based compensation expenses (which are costs related to stock options issued with an exercise price below fair market value), gains on sales of assets, gains or losses on investments, reorganization expenses, gain on discharge of debt, and other income because the Company does not believe that including such items in Adjusted EBITDA provides investors with an appropriate measure of determining Mpower's performance in its core business. The non-GAAP measure Adjusted Gross Margin provides an enhancement to an overall understanding of the Company's past financial performance and prospects for the future as well as useful information to investors because of (i) the historical use by Mpower of this measure as a performance measurement and (ii) the use of a similar calculation by almost all companies in the CLEC sector as a measurement of performance. Adjusted Gross Margin is calculated as gross margin excluding depreciation and amortization expense because the Company does not believe that including such items in the calculation of Adjusted Gross Margin provides investors with an appropriate measure of analyzing Mpower's historical financial performance or in comparing other similar companies in the CLEC sector. Mpower's utilization of non-GAAP measurements is not meant to be considered in isolation or as a substitute for net loss, loss from continuing operations, cash flow, gross margin and other measures of financial performance prepared in accordance with GAAP. Adjusted Gross Margin and Adjusted EBITDA are not

GAAP measurements and Mpower's use of them may not be comparable to similarly titled measures employed by other companies in the telecommunications industry.

About Mpower Holding Corporation
Mpower Holding Corporation (OTCBB: MPOW) is the parent company of Mpower Communications, a facilities-based broadband communications provider offering a full range of data, telephony, Internet access and Web hosting services for small and medium-size business customers. A copy of this press release and further information about the company can be found at www.mpowercom.com.

Forward-Looking Statements
Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Mpower Holding Corporation cautions investors that certain statements contained in this press release that state management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, future sales growth, changes in federal or state telecommunications regulations, market acceptance of our product offerings, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, changes in technology, price competition and other market conditions and risks detailed from time to time in our Securities and Exchange Commission filings. The company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.

Contacts:
Mpower Communications Investor Contact:   Investor Relations Contact:
Gregg Clevenger, Chief Financial Officer  Lester Rosenkrantz, Cameron Associates
Telephone:  585-218-6547                  Telephone: 212-554-5486
Email: invest@mpowercom.com               Email:  Lester@cameronassoc.com

Mpower Communications Media Contact:
Michele Sadwick, Vice President
Telephone:  585-218-6542
Email:  msadwick@mpowercom.com

FINANCIAL STATEMENTS

                                                  Mpower Holding           Mpower Holding
BALANCE SHEET (amounts in $ thousands)            March 31, 2004           December 31, 2003
Current Assets
  Cash & Cash Equivalents                                $29,294                     $29,307
  Restricted Investments                                      24                          92
  Accounts Receivable, net                                12,196                      14,076
  Other Receivables                                        4,031                       5,039
  Prepaid Expenses and Other Current Assets                2,959                       4,487
  Total Current Assets                                    48,504                      53,001
Property and Equipment, net                               32,268                      33,762
Long-Term Restricted Investments                           9,475                       9,537
Intangibles, net                                           7,803                       8,948
Other Assets                                               4,063                       3,781
Total Assets                                            $102,113                    $109,029

Current Liabilities
  Current Maturities of Capital Lease Obligations           $155                        $256
  Accounts Payable                                        11,520                      15,754
  Accrued Sales Tax Payable                                3,578                       3,647
  Accrued Property Taxes Payable                           2,952                       2,818
  Accrued Bonus                                              460                       2,388
  Deferred Revenue                                         4,814                       4,696
  Accrued Other Expenses                                  10,527                      11,018
  Total Current Liabilities                               34,006                      40,577
Long-Term Deferred Revenue                                 2,063                       2,211
  Total Liabilities                                       36,069                      42,788
Common Stock                                                  78                          78
Additional Paid-in Capital                               103,801                     103,735
Accumulated Deficit                                      (37,835)                     (37,572)
  Total Stockholders' Equity                              66,044                       66,241
Total Liabilities and Stockholders' Equity              $102,113                     $109,029

                                                                     Mpower Holding          Mpower Holding       Mpower Holding
STATEMENT OF OPERATIONS (amounts in $ thousands,                     Three Months Ended      Three Months Ended   Three Months Ended
     except share and per share amounts)                             March 31, 2004          March 31, 2003       December 31, 2003
Operating Revenues:
  Core Customer                                                                $32,770                $32,060              $32,655
  Switched Access                                                                4,383                  4,678                4,224
  Total Operating Revenues                                                      37,153                 36,738               36,879

Operating Expenses:
  Cost of Operating Revenues (exclusive of depreciation and
    amortization shown separately below.  See Note 1.)                          16,388                 22,128               16,627
  Selling, General and Administrative (exclusive of depreciation
    and amortization shown separately below.  See Note 1.)                      17,549                 21,128               18,635
  Stock-Based Compensation Expense                                                  39                     62                   41
  (Gain) Loss on Sale of Assets, net                                              (198)                    95                 (267)
  Depreciation and Amortization                                                  3,901                  4,303                3,961
  Total Operating Expenses                                                      37,679                 47,716               38,997

Loss from Continuing Operations                                                   (526)               (10,978)              (2,118)

Loss on Discharge of Debt                                                            -                   (102)                   -
Other Income                                                                         -                      -                1,427
Interest Income                                                                     88                     50                   63
Interest Expense                                                                   (66)                  (139)                (101)
Loss before Discontinued Operations                                               (504)               (11,169)                (729)

Income (Loss) from Discontinued Operations                                         241                 (3,981)                 678
Net Loss                                                                         ($263)              ($15,150)                ($51)

Basic and Diluted Weighted Average Shares Outstanding                       78,321,851             64,999,025           78,213,486

Basic and Diluted (Loss) Income per Share:
Loss before Discontinued Operations                                             ($0.01)                ($0.17)              ($0.01)
Income (Loss) from Discontinued Operations                                       $0.01                 ($0.06)               $0.01
Net Loss                                                                         $0.00                 ($0.23)               $0.00

Adjusted Gross Margin                                                          $20,765                $14,610              $20,252
  Adjusted Gross Margin (% of Revenue)                                            55.9%                  39.8%                54.9%

Adjusted EBITDA                                                                 $3,216                ($6,518)              $1,617
  Adjusted EBITDA (% of Revenue)                                                   8.7%                 -17.7%                 4.4%


RECONCILIATION TO GAAP (amounts in $ thousands)                     March 31, 2004           March 31, 2003    December 31, 2003

Adjusted Gross Margin                                                          $20,765                $14,610              $20,252
Depreciation and Amortization (allocated to Cost of Operating
   Revenues)                                                                    (1,939)                (1,946)              (2,051)
Gross Margin (GAAP)                                                            $18,826                $12,664              $18,201

RECONCILIATION TO GAAP (amounts in $ thousands)                     March 31, 2004           March 31, 2003    December 31, 2003

Adjusted EBITDA                                                                 $3,216                ($6,518)              $1,617
Depreciation and Amortization                                                   (3,901)                (4,303)              (3,961)
Gain (Loss) on Sale of Assets, net                                                 198                    (95)                 267
Stock-Based Compensation Expense                                                   (39)                   (62)                 (41)
Loss from Continuing Operations                                                   (526)               (10,978)              (2,118)
Loss on Discharge of Debt                                                            -                   (102)                   -
Other Income                                                                         -                      -                1,427
Interest Income                                                                     88                     50                   63
Interest Expense                                                                   (66)                  (139)                (101)
Loss before Discontinued Operations                                               (504)               (11,169)                (729)
Income (Loss) from Discontinued Operations                                         241                 (3,981)                 678
Net Loss (GAAP)                                                                  ($263)              ($15,150)                ($51)

Note 1: Cost of Operating Revenues is exclusive of depreciation and amortization of $1,939, $1,946 and $2,051 for the three months ended March 31, 2004, 2003 and December 31, 2003. Selling, General and Administrative is exclusive of depreciation and amortization of $1,962, $2,357 and $1,910 for the three months ended March 31, 2004, 2003 and December 31, 2003.